EXHIBIT 32.1
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of MM2 Group, Inc. ("the Company") on Form 10-QSB for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Mark Meller, President, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


                                            Date: November 20, 2006


                                            By /s/ Mark Meller
                                            ---------------------
                                            Mark Meller
                                            President, Chief Executive Officer
                                            and Principal Accounting Officer